UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Blackstone Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2022, Blackstone Inc. (the “Corporation”), Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P., each indirect subsidiaries of the Corporation (collectively with the Corporation, the “Guarantors”), and Blackstone Holdings Finance Co. L.L.C., an indirect subsidiary of the Corporation (the “Issuer”), entered into a supplemental indenture (the “Twenty-Second Supplemental Indenture”) to the indenture previously entered into on August 20, 2009 (the “Base Indenture” and, together with the Twenty-Second Supplemental Indenture, the “Indenture”) with The Bank of New York Mellon, as trustee (the “Trustee”), relating to the issuance by the Issuer of €500,000,000 aggregate principal amount of its 3.500% Senior Notes due 2034 (the “Notes”).

The Notes bear interest at a rate of 3.500% per annum, accruing from June 1, 2022. Interest on the Notes is payable annually in arrears on June 1 of each year, commencing on June 1, 2023. The Notes will mature on June 1, 2034, unless earlier redeemed or repurchased. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes will be fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or lease assets. The Indenture also provides for events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically become due and payable. Prior to March 1, 2034 (three months prior to the maturity date of the Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at the make-whole redemption price set forth in the Notes plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. On or after March 1, 2034 (three months prior to the maturity date of the Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at par plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. If a change of control repurchase event occurs, the Notes are subject to repurchase by the Issuer at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase. Except as required by law, the Issuer will make payments on the Notes free of withholding or deduction for taxes. If withholding or deduction is required, the Issuer will, subject to certain customary exceptions, be required to pay additional amounts so that the net amounts holders of the Notes receive will equal the amount holders of the Notes would have received if withholding or deduction had not been imposed. If, as a result of a change in law, the Issuer is required to pay such additional amounts, the Issuer may redeem the Notes in whole but not in part, at any time at 100% of their principal amount, plus accrued and unpaid interest, if any, to the redemption date.

The preceding is a summary of the terms of the Base Indenture, the Twenty-Second Supplemental Indenture and the form of the Notes, and is qualified in its entirety by reference to the Base Indenture attached hereto as Exhibit 4.1 to this report, the Twenty-Second Supplemental Indenture attached hereto as Exhibit 4.2 to this report and the form of the Notes attached hereto as Exhibit 4.3 to this report, each of which is incorporated herein by reference as though they were fully set forth herein. A copy of the press release announcing the completion of the offering is attached hereto as Exhibit 99.1 to this report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On June 1, 2022, Blackstone Inc. issued a press release announcing the completion of its previously announced offering of €500,000,000 aggregate principal amount of 3.500% Senior Notes due 2034. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference. The notes were offered pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture dated as of August 20, 2009 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group L.P., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33551) filed with the SEC on August 20, 2009).

4.2	Twenty-Second Supplemental Indenture dated as of June 1, 2022 among Blackstone Holdings Finance Co. L.L.C., Blackstone Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee.

4.3	Form of 3.500% Senior Note due 2034 (included in Exhibit 4.2 hereto).

99.1	Press release of Blackstone Inc., dated June 1, 2022, relating to the senior notes offering.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2022

Blackstone Inc.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director – Assistant Secretary